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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report: (Date of earliest event reported): June 24, 2002


                            T-3 ENERGY SERVICES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE                    000-19580                76-0697390
(STATE OR OTHER JURISDICTION       (COMMISSION FILE           (IRS EMPLOYER
     OR INCORPORATION)                 NUMBER)            IDENTIFICATION NUMBER)


                       13111 NORTHWEST FREEWAY, SUITE 500
                              HOUSTON, TEXAS 77040
              (ADDRESS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                 (713) 996-4110
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)





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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On June 24, 2002, T-3 Energy Services, Inc. ("T-3") determined, pursuant to the authority and approval of its board of directors, and upon the recommendation of its audit committee, to dismiss Arthur Andersen LLP ("Andersen") and to appoint Ernst & Young LLP as its independent auditors for fiscal year 2002. The appointment is effective immediately and will commence with a review of T-3's consolidated financial statements for the period ended June 30, 2002. The appointment of Ernst & Young was made after careful consideration by the Board of Directors, its Audit Committee and management of the Company, and concludes an extensive evaluation process. The decision to change auditors was not the result of any disagreement between T-3 and Andersen on any matter but, rather, was attributable to the current circumstances surrounding Arthur Andersen and its ability to service T-3.

          Andersen's report on T-3's financial statements for the last two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principle. During T-3's two most recent fiscal years and subsequent interim period preceding the dismissal of Andersen, there were no disagreements with Andersen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Andersen would have caused them to make a reference to the subject matter of the disagreement(s) in connection with their report. During T-3's two most recent fiscal years and subsequent interim period preceding the dismissal of Andersen, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

         T-3 provided Andersen a copy of the foregoing disclosures. Attached as
Exhibit 16.1 is a copy of Andersen's letter dated June 25, 2002 stating that it has found no basis for disagreement with such statements.

         During the two most recent fiscal years and through the subsequent interim period preceding the dismissal of Andersen, T-3 has not consulted with Ernst & Young regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on T-3's financial statements, and either a written report was provided to T-3 or oral advice was provided that Ernst & Young concluded was an important factor considered by T-3 in reaching a decision as to the accounting, auditing or financial reporting issue, or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) and the related instructions to Item 304) or a reportable event (as described in Regulation S-K, Item 304(a)(1)(v)).





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         a.       Financial Statements of Businesses Acquired.

         Not Applicable.

         b.       Pro Forma Financial Information.

         Not Applicable.

         c.       Exhibits.


    EXHIBIT NO.                      EXHIBIT
    -----------                      -------
       16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 25, 2002, regarding its agreement with statements made in Item 4 of this Current Report on Form 8-K.

       99.1 Press Release dated June 28, 2002 announcing the appointment of Ernst & Young LLP as T-3's independent auditors.



                            [SIGNATURE PAGE FOLLOWS]






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       T-3 ENERGY SERVICES, INC.



                                       By: /s/ MICHAEL T. MINO
                                           -------------------------------------
                                           Michael T. Mino
                                           Chief Financial Officer






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                                INDEX TO EXHIBITS



    EXHIBIT NO.                      EXHIBIT
    -----------                      -------
       16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 25, 2002, regarding its agreement with statements made in Item 4 of this Current Report on Form 8-K.

       99.1 Press Release dated June 28, 2002 announcing the appointment of Ernst & Young LLP as T-3's independent auditors.